     As filed with the Securities and Exchange Commission on April 30, 1999


                                                               File Nos. 2-90518
                                                                        811-4006

                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C. 20549


                                 FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 36

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 37


                               CITIFUNDS TRUST I*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679


   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


      It is proposed that this filing will become effective on May 3, 1999 pursuant to paragraph (b) of Rule 485.

      The Premium Portfolios, on behalf of Balanced Portfolio, has also executed this Registration Statement.



--------------------------------------------------------------------------------
* This filing relates solely to shares of the Trust's series designated CitiFunds Balanced Portfolio.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                                  MAY 3, 1999

CitiFunds(SM)
Balanced Portfolio
CITIBANK, N.A., INVESTMENT ADVISER
CLASS A AND CLASS B SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS ACCOUNT .................................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    19
   HOW THE PRICE OF YOUR SHARES IS CALCULATED .........................     20
   HOW TO SELL SHARES ..................................................    21
   REINSTATING RECENTLY SOLD SHARES ....................................    23
   EXCHANGES ...........................................................    23
   DIVIDENDS ...........................................................    24
   TAX MATTERS .........................................................    25

MANAGEMENT OF THE FUND .................................................    27
   INVESTMENT ADVISER ..................................................    27
   ADVISORY FEES .......................................................    28

MORE ABOUT THE FUND ....................................................    29
   PRINCIPAL INVESTMENT STRATEGIES .....................................    29
   RISKS ...............................................................    35

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                ----------------
                                                                FUND AT A GLANCE
                                                                ----------------

          This summary briefly describes CitiFunds Balanced Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information about the Fund's investment strategies, risks, and investment structure, see MORE ABOUT THE FUND on page 29.


CitiFunds(SM)
Balanced Portfolio


          FUND GOAL


          The Fund's goals are to provide high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. Of course, there is no assurance that the Fund will achieve its goals.

          MAIN INVESTMENT STRATEGIES

          CitiFunds Balanced Portfolio invests in a broadly diversified portfolio of stocks and fixed-income securities. In selecting stocks, Citibank uses a value-oriented approach, and emphasizes the securities of established, large cap U.S. issuers, that Citibank believes have above-average prospects for growth or current income, or both. The Fund's fixed income securities include U. S. Treasury and government agency obligations, investment grade corporate bonds and asset-backed and mortgage-backed securities, as well as preferred stock. Normally, about 60% of the Fund's assets is invested in equity securities and at least 25% of its assets is invested in fixed income securities, although the Fund's blend of stocks and bonds is expected to shift from time to time to take advantage of a strong market or based on Citibank's outlook for risk and return.


          The Fund's fixed income portfolio may include collateralized mortgage obligations or CMOs, and the interest portion or principal portion of debt obligations, commonly called IOs and POs. The Fund may use other derivatives, such as futures, options and swap agreements in order to protect (or "hedge") against changes in the prices of securities held or to be bought, or changes in interest rates, or to manage the maturity or duration of fixed income securities. The Fund may also invest in stock index futures for non-hedging purposes, to enhance yields. The Fund's ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, the availability of liquid markets, and Citibank accurately predicting movements in interest rates, stock prices and other economic factors.


          The Fund may also invest in foreign equity and debt securities, including securities of companies in developing countries.

          MAIN RISKS


          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 35 for more information about risks.


          o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          o EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.

          o VALUE INVESTING. The success of the Fund's investment strategy depends largely on Citibank's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

          o PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.

              Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile. The prices of IOs, which are the interest only component of stripped mortgage-backed securities, go down when interest rates decline and principal payments accelerate, causing a reduction in the interest payment stream. The prices of POs go down when interest rates are rising and prepayments are slower, causing the maturity of the POs to lengthen.


          o DERIVATIVES. The Fund's use of derivatives such as futures, stock index futures, options, swap agreements, forward currency exchange contracts, IOs and POs, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices, interest rates and other economic factors and the availability of liquid markets. If Citibank's predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. If the Fund invests in over-the- counter derivatives, there is also the risk that a counterparty may fail to honor its contract.


          o LIQUIDITY RISK. Securities that are thinly traded can be difficult to sell at reasonable prices or within a short time-frame. The Fund could have difficulty in selling thinly traded securities if it needed to sell securities to meet redemptions. Also, if there is not an established market price for thinly traded securities, an accurate valuation of these securities may be difficult.

          o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

              The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiFunds
          Balanced Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Balanced Portfolio if:


          o You are seeking current income, but also are looking for long-term growth potential.

          o You want to direct a portion of your overall investment portfolio to stocks of large cap issuers.

          o You are prepared to accept daily share price fluctuations and possible losses.

          o Your investment horizon is longer term -- typically at least five years.


          Don't invest in CitiFunds Balanced Portfolio if:


          o You are not prepared to accept volatility of the Fund's share price and possible losses.

          o You are looking for an aggressive investment that provides the maximum potential for long-term return.

          o   Your investment horizon is shorter term (less than five years).

Fund Performance

          The following bar chart and table can help you evaluate the risks of investing in the Fund, and how its returns have varied over time.

          o The bar chart shows changes in the Fund's performance from year to year over the last eight calendar years. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.


          o The table shows how the Fund's average annual returns for the periods indicated compare to those of a value stock index and a bond index, both of which provide a broad measure of market performance. Please remember that, unlike the Fund, the market indexes do not include the costs of buying and selling securities and other Fund expenses or sales charges.


          o In both the chart and table, the returns shown for the Fund are for periods before the creation of share classes on January 4, 1999. All existing Fund shares were designated Class A shares on that date. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table, but not the bar chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

          o The Class B shares are newly offered commencing January 4, 1999. Class B performance would have been lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN (WITHOUT SALES CHARGE)
(per calendar year -- Class A)
[Graphic Omitted]


                          CITIFUNDS BALANCED PORTFOLIO

 1991     1992      1993      1994      1995      1996      1997      1998
29.61%   6.82%      8.48%    (2.06%)   22.66%     7.59%    20.85%     7.83%

--------------------------------------------------------------------------------

HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)

FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                    Quarter Ending
 ..............................................................................
Highest  12.34%                                      June 30, 1997
 ..............................................................................
Lowest  (8.61%)                                   September 30, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998
 ..............................................................................
                                                              Life of Fund
                                                                  Since
                                       1 Year     5 Years   October 19, 1990
 ..............................................................................

Class A (with maximum sales charge)     2.44%      9.86%         12.08%

 ..............................................................................
Class B                                  N/A        N/A            N/A
 ..............................................................................

S&P Barra Value Index                  14.68%     19.88%            *
 ..............................................................................
Lehman Aggregate Bond Index             9.47%      7.30%            *

--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT

 ................................................................................

SHARE CLASS (Class descriptions begin on page 13)          Class A   Class B

 ................................................................................
Maximum Sales Charge (Load) Imposed on Purchases            5.00%      None
 ................................................................................
Maximum Deferred Sales Charge (Load)                        None(1)     5.00%(2)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(3)

 ................................................................................
Management Fees                                             0.40%     0.40%
 ................................................................................
Distribution (12b-1) Fees (including service fees)          0.25%     1.00%
 ................................................................................
Other Expenses                                              0.57%     0.57%
 ................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.22%     1.97%
--------------------------------------------------------------------------------

*Because some of the Fund's expenses were waived or
 reimbursed, actual total operating expenses for the prior
 year were (or, in the case of Class B shares, would
 have been):                                                1.02%     1.77%


These fee waivers and reimbursements may be reduced or terminated at any time.

 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.

 (3) The Fund invests in an underlying mutual fund, Balanced Portfolio. This table reflects the expenses of the Fund and Balanced Portfolio.

--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

          o   you invest $10,000 in the Fund for the time periods indicated;

          o   you pay the maximum applicable sales charge;

          o   you reinvest all dividends; and

          o you then sell all your shares at the end of those periods, if you own Class A shares.


          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.


          The example also assumes that:


          o each investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

          o the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.


          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                       1 Year    3 Years   5 Years   10 Years
 ................................................................................
Class A                                 $618       $868     $1,137    $1,903
 ................................................................................
Class B
 ................................................................................
  Assuming redemption at end of         $700       $918     $1,162    $2,060
  period
 ................................................................................
  Assuming no redemption                $200       $618     $1,062    $2,060
--------------------------------------------------------------------------------

                                                          ----------------------
                                                          YOUR CITIFUNDS ACCOUNT
                                                          ----------------------
Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE:

          o Front-end load -- there is an initial sales charge of 5.00% or less

          o   Lower sales charge rates for larger investments

          o   Annual distribution/service fee of up to 0.25%

          o   Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

          o   No initial sales charge

          o The deferred sales charge declines from 5% to 1% over five years, and is eliminated if you hold your shares for six years or more

          o   Annual distribution/service fee of up to 1.00%

          o   Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?


          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12b-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

--------------------------------------------------------------------------------
          SALES CHARGES -- CLASS A SHARES

          o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

          o The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ..............................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------
*A contingent deferred sales charge may apply in certain instances. See below.

          o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

          o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

          o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

          Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
          (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                         5.00%
 ..............................................................................
2nd year since purchase                         4.00%
 ..............................................................................
3rd year since purchase                         3.00%
 ..............................................................................
4th year since purchase                         2.00%
 ..............................................................................
5th year since purchase                         1.00%
 ..............................................................................
6th year (or later) since purchase              None
--------------------------------------------------------------------------------

          o Financial professionals selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

          o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

          o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

          o To ensure that you pay the lowest CDSC possible, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

          o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds--any payment will be deferred until your Class B shares are redeemed.

          o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

          o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

          o   Reduced sales charge plan for qualified groups.

          o   Right of Accumulation.

          o   Letter of Intent.

          CDSC

          o   Redemptions made within one year of the death of the shareholder.

          o Lump sum or other distributions from IRAs and certain other retirement accounts.

          o   Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES

          Shares of CitiFunds Balanced Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to so specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.


          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.


          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.

          For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, the securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.


          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.


          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to the CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.


          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

          o   shares representing capital appreciation and

          o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

          o   shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Class A shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS


          CitiFunds Balanced Portfolio pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend quarterly at the end of March, June, September and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.


          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. The IRS Form 1099 that is mailed to you every January details your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

          INVESTMENT ADVISER


          CitiFunds Balanced Portfolio draws on the strength and experience of Citibank. Citibank is the investment adviser of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $327 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.


          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.


          Barbara G. Marcin and Mark Lindbloom are the managers of CitiFunds Balanced Portfolio. Ms. Marcin has managed the equity portion of the portfolio since January 1998. Ms. Marcin is a Senior Portfolio Manager responsible for managing over $600 million in U.S. equity and balanced accounts for individuals, and is a member of Citibank's Global Investment Committee. Since 1995, she has been head of Citibank's U.S. Equity Value Investments team. During 1994, Ms. Marcin was a portfolio manager for U.S. equity and balanced accounts. Prior to joining Citibank as a Vice President and portfolio manager in 1993, she was a Vice President and portfolio manager at Fiduciary Trust Company International. Prior to that, she was with E.F. Hutton for three years in the Personal Financial Management Group. Mr. Lindbloom, a Vice President of Citibank, N.A. and a portfolio manager, has managed the fixed income portion of the portfolio since June 1993. Mr. Lindbloom has more than 19 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.


          ADVISORY FEES

          For the investment advisory services Citibank provided to the Fund and its underlying mutual fund during the fiscal year ended December 31, 1998, Citibank received a total of 0.40% of the Fund's average daily net assets.

                                                          ----------------------
                                                             MORE ABOUT THE FUND
                                                          ----------------------

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES


          CitiFunds Balanced Portfolio's principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, Citibank may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goal and strategies may be changed without shareholder approval.

          The Fund invests in a broadly diversified portfolio of stocks and fixed-income securities. Under normal circumstances, about 60% of the Fund's total assets is invested in equity securities of large cap issuers (having market capitalizations within the top 1,000 stocks in the equity market), and at least 25% of the Fund's total assets is invested in fixed income investments, although the Fund's blend of stocks and bonds may shift from time to time to take advantage of a strong market or based on Citibank's outlook for risk and return.

--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?

          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON
          STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S.
          bank or a local branch of a foreign bank). While equity
          securities historically have been more volatile than fixed income securities, they historically have produced higher
          levels of total return.
--------------------------------------------------------------------------------


          The Fund's equity securities consist primarily of common stocks, but may also include securities convertible into common stocks, preferred stocks, warrants for the purchase of stock and depositary receipts. Convertible securities in the Fund's equity portfolio are not required to be investment grade securities.

--------------------------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?


          FIXED INCOME SECURITIES generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, AND PREFERRED
          STOCK. Fixed income securities, in general, offer a fixed
          stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of fixed income securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other
          market and credit factors.
--------------------------------------------------------------------------------


          The Fund may invest in several types of fixed-income securities, including asset-backed and mortgage-backed securities, corporate bonds, U.S. government and government agency obligations, and notes. The Fund's long-term non-convertible debt securities must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality. The Fund intends to limit its debt securities that are rated Baa by Moody's or BBB by Standard & Poor's to less than 5% of its assets. The Fund may purchase fixed income securities on a "when issued" or "to be announced" basis.

          The Fund's fixed income portfolio may include collateralized mortgage obligations, also called CMOs. The Fund may also purchase stripped mortgage-backed securities which represent interests in a pool of mortgage-backed securities, the cash flow of which has been separated into its interest and principal components. Interest only securities (IOs) receive the interest portion of the cash flow and principal only securities (POs) receive the principal portion.

          The Fund may invest up to 25% of its assets in foreign equity and debt securities including depositary receipts (receipts representing the right to receive securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). Foreign securities may be issued by issuers in developing countries. The Fund may also invest in a limited amount in closed-end investment companies that invest in foreign securities.

          The Fund invests primarily in securities with a record of earnings and dividend payments but may, from time to time, invest in securities that pay no dividends or interest.

          The Fund generally invests in large capitalization common stocks and fixed income securities for which there is a ready market. However, the Fund may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes. The Fund may also lend its portfolio securities or sell its securities short, as long as, in the case of a short sale, the fund owns, or has the right to obtain, the securities being sold short.


          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future. These derivatives include financial futures, options, swap agreements, forward currency exchange contracts and stock index futures. The Fund may also use IOs and POs, which may be deemed to be derivatives, for non-hedging purposes, to enhance yields and price sensitivity and may use stock index futures for non-hedging purposes in order to enhance potential gain.

          In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. Over-the-counter derivatives, however, are not guaranteed. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Balanced Portfolio, having the same investment goals and strategies as the Fund. Balanced Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. In selecting equity securities to buy for the Fund, Citibank uses a value-oriented approach and evaluates securities using fundamental analysis. The portfolio managers look for securities that they believe are currently undervalued relative to the company's cash flow, potential earnings prospects, growth rate and/or dividend paying ability. Citibank believes that securities of companies which are temporarily out of favor due to earnings declines, cyclical business downturns or other adverse factors may provide a higher return over time than securities or companies whose positive attributes are more accurately reflected in the security's current price.

          In selecting securities to buy for the fixed income portion of the Fund's portfolio, the portfolio managers combine a "top-down" economic view with a "bottom-up" sector and company view. The portfolio managers first review the Fund's duration and yield curve relative to the Fund's fixed income benchmark. The managers next determine the sector weighting of the portfolio. The managers then look at individual companies within those sectors or industries and select individual securities based on their relative value.

          The portfolio managers use these same approaches when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. For more information about the portfolio managers, see "Investment Adviser" on page 27.


          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. The Fund invests in investment grade debt securities. It is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          VALUE INVESTING. The success of the Fund's investment strategy depends largely on Citibank's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

          PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and resulting in a loss of any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.

          Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile. The price of IOs, which are the interest only component of stripped mortgage-backed securities, goes down when interest rates decline and principal payments accelerate, causing a reduction in the interest payment stream. The price of POs goes down when interest rates are rising and prepayments are slower, causing the maturity of POs to lengthen.


          CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Fund's use of derivatives such as futures, stock index futures, options, swap agreements, forward currency exchange contracts, IOs and POs, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in stock prices, interest rates and other economic factors and the availability of liquid markets. If Citibank's predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. If the Fund invests in over-the-counter derivatives, there is also the risk that a counterparty may fail to honor its contract.

          LIQUIDITY RISK. Securities that are thinly traded can be difficult to sell at reasonable prices or within a short time-frame. The Fund could have difficulty in selling thinly traded securities if it needed to sell securities to meet redemptions. Also, if there is not an established market price for thinly traded securities, an accurate valuation of these securities may be difficult.


          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

          o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


          o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.


          o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

          o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the introduction of the Euro.


          o The Fund may invest in issuers located in emerging, or developing, markets.

          o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

          o All of the risks of investing in foreign securities are heightened by investing in developing countries.

          o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems. Because the Fund may invest in foreign securities, it may be particularly susceptible to these potential Year 2000 problems.

                                                          ----------------------
                                                            FINANCIAL HIGHLIGHTS
                                                          ----------------------
Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request.

                                                                                    CitiFunds Balanced Portfolio
 ..................................................................................................................................
                                                                                       Year Ended December 31,
                                               -----------------------------------------------------------------------------------
                                                  1998               1997               1996            1995             1994+
 ..................................................................................................................................
Net Asset Value, beginning of period             $15.77             $15.61             $15.71           $13.52           $14.24
 ..................................................................................................................................
Income From Operations:
Net investment income                             0.420              0.421              0.497            0.486            0.399
Net realized and unrealized gain (loss)           0.795              2.726              0.680            2.540           (0.695)
 ..................................................................................................................................
    Total from operations                         1.215              3.147              1.177            3.026           (0.296)
 ..................................................................................................................................
Less Distributions From:
Net investment income                            (0.380)            (0.421)            (0.497)          (0.495)          (0.394)
Net realized gain                                (2.365)            (2.566)            (0.780)          (0.341)          (0.030)
 ..................................................................................................................................
    Total distributions                          (2.745)            (2.987)            (1.277)          (0.836)          (0.424)
 ..................................................................................................................................
Net Asset Value, end of period                   $14.24             $15.77             $15.61           $15.71           $13.52
 ..................................................................................................................................
Total return (A)                                   7.83%             20.85%              7.59%           22.66%           (2.06%)
 ..................................................................................................................................

                                                                                    CitiFunds Balanced Portfolio
 ..................................................................................................................................
                                                                                       Year Ended December 31,
                                               -----------------------------------------------------------------------------------
                                                  1998               1997               1996            1995             1994+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $236,359           $226,790           $230,382         $246,002         $227,309
Ratio of expenses to average net assets (B)        1.02%              1.02%              1.02%            1.02%            1.02%
Ratio of net investment income to average
   net assets                                      2.61%              2.44%              3.04%            3.21%            2.82%
Portfolio turnover (C)                              133%               134%               241%             210%             105%

Note: If agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

Net investment income                            $0.390             $0.387             $0.464           $0.463           $0.378
RATIOS:
Expenses to average net assets                     1.22%(B)          $1.22%(B)           1.22%(B)         1.17%(B)         1.17%(B)
Net investment income to average net assets        2.41%              2.24%              2.84%            3.06%            2.67%
 ..................................................................................................................................

(A) Total return does not include the maximum sales charge of 5.00% effective January 4, 1999.
(B) Includes the Fund's share of Balanced Portfolio allocated expenses for the periods indicated.
(C) The portfolio turnover rates for the periods beginning May 1, 1994 represent the rate of portfolio activity of the Balanced Por tfolio, the underlying portfolio through which the Fund invests. The Fund's portfolio turnover for the period January 1, 1994 to
    April 30, 1994 was 29%, which represents the rate of portfolio activity for the period the Fund was making investments directly in securities.
  + On May 1, 1994 the Fund began investing all of its investable assets in Balanced Portfolio.

                                                                        --------
                                                                        APPENDIX
                                                                        --------
Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

          [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

          [] trust accounts for which Citibank, N.A. or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

          [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

          [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service or shareholder servicing agent

          [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)

          [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

          [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

          [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

          [] separate accounts used to fund certain unregistered variable annuity contracts

          [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

          [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

          [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

          [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under
              Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

          []  accounts associated with Copeland Retirement Programs

          [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

              o it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

              o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

              o any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed
                  (assuming the contingent deferred sales charge is then payable)

              o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

          [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

              o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

              o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

          [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

              o the investor redeems shares of another mutual fund sold through the investme nt firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

              o the redemption is made within 60 days prior to the investment in the Fund, and

              o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.


          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.

          The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference
          Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-4006                                          CFP-BAL 5/99

                                                                  Statement of
                                                        Additional Information
                                                                   May 3, 1999


CITIFUNDS(SM) BALANCED PORTFOLIO

    CitiFunds(SM) Balanced Portfolio (the "Fund") is a series of CitiFunds Trust I (the "Trust"). The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679. The Trust invests all of the investable assets of the Fund in Balanced Portfolio (the "Portfolio"), which is a separate series of The Premium Portfolios (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust ...........................................................    2
 2. Investment Objective and Policies; Special Information Concerning
    Investment Structure ................................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   14
 5. Performance Information .............................................   15
 6. Determination of Net Asset Value; Valuation of Securities ...........   17
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   18
 8. Management ..........................................................   25
 9. Portfolio Transactions ..............................................   31
10. Description of Shares, Voting Rights and Liabilities ................   32
11. Tax Matters .........................................................   33
12. Certain Bank Regulatory Matters .....................................   35
13. Financial Statements ................................................   35

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 3, 1999, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 35 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by calling toll-free 1-800-625-4554.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    CitiFunds Trust I (the "Trust") is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. Prior to March 2, 1998, the Trust was called Landmark Funds I. This Statement of Additional Information describes CitiFunds Balanced Portfolio (the "Fund"), a series of the Trust. Prior to March 2, 1998, the Fund was called Landmark Balanced Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated May 3, 1999, of the Fund.

    The Fund is a diversified fund. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the Fund invests all of its investable assets in Balanced Portfolio (the "Portfolio"). The Portfolio is a series of The Premium Portfolios (the "Portfolio Trust") and is an open-end, diversified management investment company. The Portfolio has the same investment objectives and policies as the Fund.


    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.


    Because the Fund invests through the Portfolio, all references in this Statement of Additional Information to the Fund include the Portfolio, unless the context otherwise requires. In addition, references to the Trust include the Portfolio Trust, unless the context otherwise requires.


    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

    CFBDS, Inc. ("CFBDS"), the administrator of the Fund (the "Administrator"), and Signature Financial Group (Cayman) Ltd. ("SFG"), the administrator of the Portfolio (the "Portfolio Administrator"), supervise the overall administration of the Fund and the Portfolio, respectively. The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Fund and the Portfolio, respectively. Shares of the Fund are continuously sold by CFBDS, the Fund's distributor (the "Distributor").

                          2.  INVESTMENT OBJECTIVES

    The investment objectives of the Fund are to provide high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

    The Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the Fund. The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    As noted above, the Fund does not invest directly in securities, but instead invests all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objective. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment objective and policies, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of the Portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the Portfolio. When the Fund is asked to vote on certain matters concerning the Portfolio, the Fund either will hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the Fund could be outvoted, or otherwise adversely affected by other investors in the Portfolio.

    The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES


    The Fund may, but need not, invest in any or all of the investments and utilize any or all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Adviser's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Adviser's opinion, make economic sense.


    The Fund's policy is to invest its assets, under normal circumstances, in a broadly diversified portfolio of income-producing securities, including common and preferred stocks, bonds and short-term obligations. Under normal circumstances, at least 25% of the Fund's total assets is invested in fixed income securities.


FUTURES CONTRACTS

    The Fund may enter into interest rate futures contracts and stock index futures contracts. These investment strategies may be used for hedging purposes and for nonhedging purposes, subject to applicable law. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives". Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.


    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    The Fund may purchase or sell futures contracts to attempt to protect itself from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.


    The Fund may enter into stock index futures contracts to gain stock market exposure while holding cash available for investments and redemptions to attempt to increase investment return, and may sell such contracts to protect against a decline in the stock market. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    Although the use of futures for hedging, if correctly used, should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.


    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates, equity markets or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on the Fund's hedging strategies.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by the Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not exceed approximately 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

    The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.


    The use of futures contracts may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."


REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements subject to the Fund's investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.


SECURITIES OF NON-U.S. ISSUERS


    The Fund may invest in securities of non-U.S. issuers. The Fund does not intend to invest more than 25% of its assets in non-U.S. securities, including depositary receipts.


    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund. Non-U.S. securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.


    The Fund may invest in issuers located in developing countries. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.


    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing exclusively in U.S. securities.

    The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold non-U.S. securities. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Fund also may, but is not obligated to, enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not currently intended that the Fund speculate in currency exchange rates or forward contracts.


    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures contracts described herein. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


    When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of the Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.


    The Fund has established procedures consistent with policies of the Securities and Exchange Commission ("SEC") concerning forward contracts. Those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund covers its position in accordance with applicable regulations and policies.


    The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.


    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

    The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described non-U.S. currency hedging techniques to protect the value of its assets invested in depositary receipts.


    The Fund may also engage in currency swaps and other similar transactions as more fully described under "Swaps and Related Transactions" below.

    Of course, the Fund is not required to enter into any transactions in foreign currencies and does not do so unless deemed appropriate by the Adviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund's securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

SWAPS AND RELATED TRANSACTIONS

    The Fund may enter into interest rate swaps, currency swaps, equity swaps and other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the currency exchange rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    The Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund.

    The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, equity, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. The Fund will not enter into any swap unless the Adviser deems the counterparty to be creditworthy. If the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

    Swap agreements are subject to the Fund's overall limit that not more than 15% of its net assets may be invested in illiquid securities.

    Engaging in swap and related transactions may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.


SECURITIES RATED BAA OR BBB

    The Fund may purchase securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by Standard & Poor's.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value which may result in a loss.

    A portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA, or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of the Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

    The Fund may invest a portion of its assets in stripped mortgage-backed securities, which are derivative multiclass mortgage securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and the remainder of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (an interest only security, or "IO") while the other class will receive all of the principal (a principal only security, or "PO"). The risk of early prepayments is the primary risk associated with IOs. In some instances early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with POs are the potential extension of average life and/or depreciation due to rising interest rates.

CORPORATE ASSET-BACKED SECURITIES

    As described in the Prospectus, certain of the Fund's assets may be invested in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, including but not limited to credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the assets backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. No additional or separate fees will be paid for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Adviser does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The Adviser will make loans only when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of its total assets.


WHEN-ISSUED SECURITIES


    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuations, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued basis may increase the volatility of its net asset value.


RULE 144A SECURITIES


    The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the Fund does not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, have each adopted the following policies which may not be changed with respect to the Fund or the Portfolio without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the Fund nor the Portfolio may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed (nor purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value). It is intended that the Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio, except that, with respect to the Fund, the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that, with respect to the Fund, the Trust may invest all or substantially all of the Fund's assets in a Qualifying Portfolio.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry.

    For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

    As an operating policy, the Fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.


    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund is not considered a violation of policy. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                         5.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.


    The Fund may provide its period, annualized, cumulative, and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time.


    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.


    Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

    The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized, that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.


    Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


    Set forth below is average annual total rate of return information for Class A shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. The return information relates to periods prior to January 4, 1999, when there were no sales charges on the purchase or sale of the Fund's shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Class B shares were newly offered on January 4, 1999. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                                            REDEEMABLE VALUE
                                                                                           OF A HYPOTHETICAL
                                                                       AVERAGE ANNUAL      $1,000 INVESTMENT
                                                                         TOTAL RATE          AT THE END OF
                                                                          OF RETURN            THE PERIOD
                                                                          ---------            ----------
October 19, 1990 (commencement of operations) to December 31, 1998 ..      12.08%                $2,550
Five Years Ended December 31, 1998 ..................................       9.86%                $1,600
One Year Ended December 31, 1998 ....................................       2.44%                $1,024

    The annualized yield of the shares of the Fund for the 30-day period ended on December 31, 1998 was 2.65%.


    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non-U.S. investments.

    For advertising and sales purposes, the Fund will generally use the performance of Class A shares. All outstanding Fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but not the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

                    6.  DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the Fund is determined for each class on each day during which the New York Stock Exchange is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the Portfolio), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES


    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution/service fee of up to 0.25%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on December 31, 1998 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

                                                                                CITIFUNDS BALANCED PORTFOLIO
                                                                                ----------------------------
Net Asset Value per share .............................................                    $14.24
Per Share Sales Charge -- 5.00% of public offering price
  (5.26% of net asset value per share) ................................                    $ 0.75
Per Share Offering Price to the Public ................................                    $14.99


    The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. The Fund has established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                                                         SALES CHARGE               SALES CHARGE            DEALER REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           3.00%                      3.09%                      2.70%
$250,000 to less than $500,000 ...................           2.00%                      2.04%                      1.80%
$500,000 or more .................................           none*                      none*                   up to 1.00%

----------
*A contingent deferred sales charge may apply in certain instances. See "Sales
 Charge Waivers -- Class A" below.

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

SALE DURING                                     CDSC ON SHARES BEING SOLD
-----------                                     -------------------------


1st year since purchase                                   5.00%
2nd year since purchase                                   4.00%
3rd year since purchase                                   3.00%
4th year since purchase                                   2.00%
5th year since purchase                                   1.00%
6th year (or later) since purchase                        None


    Class B shares pay distribution/service fees of up to 1.00% of the average daily net assets of the Fund represented by the Class B shares. The Distributor pays commissions to brokers, dealers and other institutions of 4.50% of the offering price of Class B shares sold by these entities. These commissions are not paid on exchanges from other CitiFunds or on sales of Class B shares to investors exempt from the CDSC. The Distributor is compensated for these payments through the receipt of the ongoing distribution fees from the Fund, and through the CDSC, if any. The Distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.75% of the purchase price of the Class B shares.


    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends, capital gain distributions or on shares representing capital appreciation. The Fund will assume that a redemption of Class B shares is made:


  [ ]   first, of Class B shares representing capital appreciation

  [ ] next, of shares representing the reinvestment of dividends and capital gains distributions

  [ ] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of the Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

CLASS A--FRONT-END SALES CHARGE

o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

o   Eligible Purchasers. Class A shares may be purchased without a sales charge by:

    [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code


    [] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority


    [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

    [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

    [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS, Inc. and its affiliates (including immediate families of the foregoing)

    [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

    [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

    [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

    [] separate accounts used to fund certain unregistered variable annuity contracts

    [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

    [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

    [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

    [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

    []   accounts associated with Copeland Retirement Systems

    [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

         + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

         + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

         + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

         + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

    [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

         + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

         + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

    [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

         + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

         + the redemption is made within 60 days prior to the investment in the Fund, and

         + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

CONTINGENT DEFERRED SALES CHARGE:

o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

o   Waivers. The CDSC will be waived in connection with:

    [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

    [] a lump sum or other distribution in the case of an Individual Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

    [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

    [] a redemption resulting from a tax-free return of an excess contribution to an IRA

    []   redemptions made under the Fund's Systematic Withdrawal Plan

AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Fund's Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS


    The Fund makes the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares, to exchange Fund shares for shares of other CitiFunds, without, in many cases, the payment of a sales charge or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact your Service Agent.


REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

    []   have been in existence for more than six months

    []   have a purpose other than acquiring Fund shares at a discount

    [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

    []   have more than ten members

    [] be available to arrange for group meetings between representatives of the Fund and the members

    [] agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the distributor

    [] seek to arrange for payroll deduction or other bulk transmission of investments to the Fund

LETTER OF INTENT

    If an investor anticipates purchasing $25,000 or more of Class A shares of the Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Fund's distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

    [] The shareholder or, if the shareholder is a customer of a Service Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.

    [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

    [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

    [] The value of shares of the Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

    [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

    [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

    [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

RIGHT OF ACCUMULATION


    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 3.00% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Service Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


SYSTEMATIC WITHDRAWAL PLAN

    The Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.


    To participate in the Plan, you must complete the appropriate forms provided by the Transfer Agent or your Service Agent.


REINSTATEMENT PRIVILEGE

    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Service Agents in writing at the time the privilege is exercised.

EXCHANGE PRIVILEGE


    Shares of the Fund may be exchanged for shares of the same class of certain other CitiFunds that are made available by the Transfer Agent or your Service Agent, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds that offer only a single class of shares.


    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares are outstanding on January 4, 1999 will be able to exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.

    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

ADDITIONAL PURCHASE AND SALE INFORMATION

    Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. Your Service Agent is the shareholder of record for the shares of the Fund that you own.

    Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund or beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8. MANAGEMENT

    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 72 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 59 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 47 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.


HEATH B. MCLENDON*; 65 - Chairman, President, and Chief Executive Officer of SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.) (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.


C. OSCAR MORONG, JR.; 64 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 64 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 78 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV; 56 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 55 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January
1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR.; 64 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 72 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 64 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 28 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

TAMIE EBANKS-CUNNINGHAM*; 26 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

JOHN R. ELDER*; 50 -- Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

LINDA T. GIBSON*; 33 -- Secretary of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN*; 52 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 35 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).

MOLLY S. MUGLER*; 47 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 30 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Europe) Limited. Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 50 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 39 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which CFBDS, SFG or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                          TRUSTEE COMPENSATION TABLE

                                                 AGGREGATE
                                               COMPENSATION                      TOTAL COMPENSATION
                                                 FROM THE                            FROM TRUST
    TRUSTEE                                       FUND(1)                         AND COMPLEX(1)(2)
    -------                                      --------                             --------

Philip W. Coolidge                                $    0                               $     0
Riley C. Gilley                                    1,899                                41,500
Diana R. Harrington                                2,560                                59,000
Susan B. Kerley                                    2,431                                55,000
Heath B. McLendon(3)                                   0                                    0
C. Oscar Morong, Jr.                               3,096                                71,000
E. Kirby Warren                                    2,301                                49,000
William S. Woods, Jr.                              2,307                                54,000
------------
(1)  For the fiscal year ended December 31, 1998.
(2)  Messrs. Coolidge, Gilley, McLendon, Morong, Warren and Woods, and Mses. Harrington and Kerley are
     Trustees of 50, 34, 22, 41, 41, 27, 29 and 29 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(3)  Mr. McLendon was appointed as Trustee in February, 1999.

    As of April 9, 1999, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, N.A. or its affiliates as Service Agents of the Fund for the accounts of their respective clients.


    The Declaration of Trust of each of the Trust and the Portfolio Trust provides that each of the Trust and the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Portfolio Trust may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. Unless otherwise terminated, the Advisory Agreement will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

    For its services under the Advisory Agreement, the Adviser receives an investment advisory fee, which is accrued daily and paid monthly, of 0.40% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the fiscal years ended December 31, 1996, 1997 and 1998, the fees paid to Citibank under the Advisory Agreement with respect to the Portfolio were $996,840, $998,042 and $1,030,889, respectively.

ADMINISTRATOR

    Pursuant to administrative services agreements (the "Administrative Services Agreements"), CFBDS and SFG provide the Trust and the Portfolio Trust, respectively, with general office facilities, and CFBDS and SFG supervise the overall administration of the Trust or the Portfolio Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trust or the Portfolio Trust to serve as Trustees and officers of the Trust and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trust and the Portfolio Trust, may be directors, officers or employees of CFBDS, SFG or their affiliates.


    For its services under the Administrative Services Agreement, CFBDS receives fees accrued daily and paid monthly of 0.25% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. For the fiscal years ended December 31, 1996, 1997 and 1998, the fees payable by the Fund to CFBDS under the Administrative Services Agreement with respect to the Fund were $592,565 (of which $237,026 was voluntarily waived), $570,130 (of which $228,507 was voluntarily waived) and $577,968 (of which $231,585 was voluntarily waived), respectively.

    For its services under the Administrative Services Agreement, CFBDS receives fees accrued daily and paid monthly of 0.05% of the assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. For the fiscal years ended December 31, 1996, 1997 and 1998, the Portfolio Trust paid the Portfolio Administrator $124,605, $124,755 and $128,861, respectively, with respect to the Portfolio under the Portfolio Trust's Administrative Services Agreement.


    The Administrative Services Agreement with the Trust continues in effect with respect to the Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither CFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Trust's Administrative Services Agreement.

    The Administrative Services Agreement with the Portfolio Trust provides that SFG may render administrative services to others. The Administrative Services Agreement with the Portfolio Trust terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio Trust also provides that neither SFG, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio Trust's Administrative Services Agreement.

    CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.

    Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and, respectively, CFBDS or SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's and the Portfolio Trust's organization, participation in the preparation of documents required for compliance by the Trust and the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by CFBDS or SFG, not in excess of the amount paid to CFBDS or SFG for its services under the Administrative Services Agreements with the Trust and the Portfolio Trust. All such compensation is paid by CFBDS or SFG.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Fund (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Fund.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' prior written notice to the other party. Unless otherwise terminated, each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of the Fund has a Distribution Plan (each, a "Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Distribution Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Distribution Plan with respect to Class B shares provides that the Distributor, dealers and others may receive all or a portion of the deferred sales charges paid by Class B investors.

    The Distribution Plans permit the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund.

    Each Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Distribution Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Distribution Plan may not be amended to increase materially the amount of the permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreements. For the fiscal years ended December 31, 1996, 1997 and 1998 the fees payable to CFBDS under the Distribution Agreement with respect to the Fund were $355,539 (of which $237,026 was voluntarily waived), $342,078 (of which $228,204 was voluntarily waived) and $346,780 (of which $231,320 was voluntarily waived), respectively.


    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. Payments may be made to the Service Agents or for other distribution expenses out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.


    Previously, the Trust had entered into a shareholder servicing agreement with certain shareholder servicing agents pursuant to which those shareholder servicing agents provided shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For the fiscal years ended December 31, 1996, 1997 and 1998, the aggregate fees paid to shareholder servicing agents with respect to the Fund were $592,565, $570,130 and $577,968, respectively.


EXPENSES

    In addition to amounts payable under the Advisory Agreement and its Distribution Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street acts as Transfer Agent for the Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees.

    The Portfolio Trust, on behalf of the Portfolio, has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for the Portfolio. The Portfolio Trust, on behalf of the Portfolio, also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the Portfolio. State Street Cayman also provides transfer agency services to the Portfolio.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP are the chartered accountants for the Portfolio Trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5X 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Fund.

                          9. PORTFOLIO TRANSACTIONS

    The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which Citibank or its affiliates exercise investment discretion. Citibank is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1996, 1997, and 1998 the Portfolio paid brokerage commissions of $283,659, $371,439 and $666,058, respectively.


           10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") At any meeting of shareholders of any series, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it received for all other shares of which that Service Agent is the holder of record. Shares have no preference, pre- emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series) outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    Each investor in the Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                               11. TAX MATTERS

TAXATION OF THE FUND AND PORTFOLIO

    FEDERAL TAXES. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any U.S. federal income or excise taxes on its income.

    FOREIGN TAXES. Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S.taxes. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of non-U.S. tax in advance since the amount of the Fund's respective assets to be invested within various countries is not known. Shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase of shares of the Fund or another of the CitiFunds, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, ETC. The Fund's transactions in options, futures contracts, short sales "against the box" and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. potentially resulting in additional taxable gain or loss to the Fund.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.


                     12. CERTAIN BANK REGULATORY MATTERS

    The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Advisory Agreements and the activities performed by it or its affiliates as Service Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, Service Agent or sub-administrator, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

                           13. FINANCIAL STATEMENTS

    The audited financial statements of the Fund (Statement of Assets and Liabilities at December 31, 1998, Statement of Operations for the year ended December 31, 1998, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 1998, and Financial Highlights for each of the years in the five-year period ended December 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of the Fund.

    The audited financial statements of the Portfolio (Portfolio of Investments at December 31, 1998, Statement of Assets and Liabilities at December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 1998, and Financial Highlights for each of the years in the four-year period ended December 31, 1998 and for the period May 1, 1994 (commencement of operations) to December 31, 1994, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.

    A copy of the Annual Report to Shareholders of the Fund accompanies this Statement of Additional Information.

                                     PART C

Item 23.  Exhibits.

               * a(1)    Amended and Restated Declaration of Trust of the
                         Registrant
     **, *** and a(2)    Amendments to the Declaration of Trust of the
          ******         Registrant
             *** b(1)    Amended and Restated By-Laws of the Registrant
             *** b(2)    Amendments to Amended and Restated By-Laws of the
                         Registrant
        ******** e(1)    Amended and Restated Distribution Agreement
                         between the Registrant and CFBDS, Inc. ("CFBDS"),
                         as distributor with respect to Class A shares of
                         CitiFunds Balanced Portfolio
        ******** e(2)    Distribution Agreement between the Registrant and
                         CFBDS, as distributor with respect to Class B shares of
                         CitiFunds Balanced Portfolio
             *** g(1)    Custodian Contract between the Registrant and
                         State Street Bank and Trust Company ("State
                         Street"), as custodian
             *** g(2)    Letter Agreement regarding the Custodian Contract
                         between the Registrant and State Street
            **** h(1)    Administrative Services Agreement between the
                         Registrant and CFBDS, as administrator for
                         CitiFunds Balanced Portfolio
            **** h(2)    Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS with respect to CitiFunds
                         Balanced Portfolio
             *** h(3)    Transfer Agency and Servicing Agreement between
                         the Registrant and State Street, as transfer agent
           ***** i       Opinion and consent of counsel
                 j       Independent auditors' consent
        ******** m(1)    Amended and Restated Distribution Plan of the
                         Registrant for Class A Shares of CitiFunds
                         Balanced Portfolio
        ******** m(2)    Distribution Plan of the Registrant for Class B
                         Shares of CitiFunds Balanced Portfolio
                 n       Financial data schedule
         ******* o       Multiple Class Plan of the Registrant
        **** and p(1)    Powers of Attorney for the Registrant
       *********
           ***** p(2)    Powers of Attorney for The Premium Portfolios

---------------------
        * Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 31, 1996.
       ** Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on April 18, 1997.
      *** Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 30, 1997.
     **** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on February 24, 1998.
    ***** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 16, 1998.
   ****** Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 23, 1998.
  ******* Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 12, 1999.
 ******** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 16, 1999.
********* Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on April 16, 1999.


Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.


Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, Inc., filed as Exhibits to Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.  Business and Other Connections of Investment Adviser.

      Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof):
Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, High Yield Portfolio, Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFundsSM Tax Free Income Trust (CitiFundsSM New York Tax Free Income Portfolio, CitiFundsSM National Tax Free Income Portfolio and CitiFundsSM California Tax Free Income Portfolio), CitiFundsSM Multi-State Tax Free Trust (CitiFundsSM California Tax Free Reserves, CitiFundsSM New York Tax Free Reserves and CitiFundsSM Connecticut Tax Free Reserves), CitiFundsSM Institutional Trust (CitiFundsSM Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFundsSM Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $327 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

      John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and
H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

      Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:

Paul J. Collins              Director, Kimberly-Clark Corporation

Robert I. Lipp               Chairman, Chief Executive Officer and
                             President, Travelers Property Casualty Co.

John S. Reed                 Director, Monsanto Company
                             Director, Philip Morris Companies
                               Incorporated
                             Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes            Director, Private Export Funding
                               Corporation

H. Onno Ruding               Supervisory Director, Amsterdamsch Trustees
                             Cantoor B.V.
                             Director, Pechiney S.A.
                             Advisory Director, Unilever NV and Unilever PLC
                             Director, Corning Incorporated


Item 27.  Principal Underwriters.

      (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFundsSM International Growth & Income Portfolio, CitiFundsSM International Growth Portfolio, CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves, CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves, CitiFundsSM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves, CitiFundsSM California Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves, CitiFundsSM New York Tax Free Reserves, CitiFundsSM Intermediate Income Portfolio, CitiFundsSM Short-Term U.S. Government Income Portfolio, CitiFundsSM New York Tax Free Income Portfolio, CitiFundsSM National Tax Free Income Portfolio, CitiFundsSM California Tax Free Income Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio, CitiFundsSM Large Cap Growth Portfolio, CitiFundsSM Small Cap Growth Portfolio, CitiSelect(R) Folio 100, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400, CitiSelect(R) Folio 500, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFundsSM Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, High Yield Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Emerging Growth Fund, Government Fund, Growth and Income Fund, International Equity Fund, Municipal Fund, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Balanced Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, GT Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, TBC Managed Income Portfolio, Van Kampen American Capital Enterprise Portfolio, Centurion Tax-Managed U.S. Equity Fund, Centurion Tax-Managed International Equity Fund, Centurion U.S. Protection Fund, Centurion International Protection Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, and Salomon Brothers Variable Asia Growth Fund.

      (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

      (c) Not applicable.


Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                       ADDRESS

   CFBDS, Inc.                                21 Milk Street
   (administrator and distributor)            Boston, MA 02109

   State Street Bank and Trust Company        1776 Heritage Drive
   (transfer agent and custodian)             North Quincy, MA 02171

   Citibank, N.A.                             153 East 53rd Street
   (investment adviser)                       New York, NY 10043



Item 29.  Management Services.

      Not applicable.


Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                                          CITIFUNDS TRUST I

                                          By Philip W. Coolidge
                                             ---------------------------------
                                             Philip W. Coolidge
                                             President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 1999.

              Signature                               Title
              ---------                               -----

   Philip W. Coolidge                  President, Principal Executive
   ----------------------------        Officer and Trustee
   Philip W. Coolidge

   John R. Elder                       Principal Financial Officer and
   ----------------------------        Principal Accounting Officer
   John R. Elder

   Riley C. Gilley*                    Trustee
   ----------------------------
   Riley C. Gilley

   Diana R. Harrington*                Trustee
   ----------------------------
   Diana R. Harrington

   Susan B. Kerley*                    Trustee
   ----------------------------
   Susan B. Kerley

   Heath B. McLendon*                  Trustee
   ----------------------------
   Heath B. McLendon

   C. Oscar Morong, Jr.*               Trustee
   ----------------------------
   C. Oscar Morong, Jr.

   E. Kirby Warren*                    Trustee
   ----------------------------
   E. Kirby Warren

   William S. Woods, Jr.*              Trustee
   ----------------------------
   William S. Woods, Jr.

  *By: Philip W. Coolidge
      -------------------------
      Philip W. Coolidge
      Executed by Philip W. Coolidge
      on behalf of those indicated
      pursuant to Powers of Attorney.

                                   SIGNATURES

      The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Trust I to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands on the 29th day of April, 1999.

                                    THE PREMIUM PORTFOLIOS
                                    on behalf of Balanced Portfolio

                                    By: Tamie Ebanks-Cunningham
                                        --------------------------------------
                                        Tamie Ebanks-Cunningham,
                                        Assistant Secretary of
                                        The Premium Portfolios

      This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Trust I has been signed by the following persons in the capacities indicated on April 29, 1999.

             Signature                              Title
             ---------                              -----

   Philip W. Coolidge*               President, Principal Executive
   ----------------------------      Officer and Trustee
   Philip W. Coolidge

   John R. Elder*                    Principal Financial Officer and
   ----------------------------      Principal Accounting Officer
   John R. Elder

   Elliott J. Berv*                  Trustee
   ----------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
   ----------------------------
   Mark T. Finn

   C. Oscar Morong, Jr.*             Trustee
   ----------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
   ----------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
   ----------------------------
   E. Kirby Warren

*By:  Tamie Ebanks-Cunningham
   ----------------------------
      Tamie Ebanks-Cunningham
      Executed by Tamie
      Ebanks-Cunningham on behalf
      of those indicated as
      attorney in fact.

                                  EXHIBIT INDEX

                 Exhibit
                 No.:      Description:

                 j         Independent auditors' consent
                 n         Financial data schedule